UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  May 20, 2003

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21342	94-2873391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501
(Address of principal executive offices, including zip code)

(510) 748-4100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7 — Financial Statements and Exhibits.

(c)   Exhibits — The following exhibit is furnished as part of this Report:

Exhibit 99.1 — Text of Press Release issued by Wind River Systems, Inc., dated May 20, 2003.

Item 9 — Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).

In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Report, which is provided under Item 12, “Results of Operations and Financial Condition,” is being furnished under Item 9.  The information in this Report, including the exhibit, is provided under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into any filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 20, 2003, Wind River Systems, Inc. (“Wind River”) issued a press release announcing its financial results for the fiscal quarter ended April 30, 2003. The press release did not include certain other financial information that will be filed with the Securities and Exchange Commission as part of Wind River’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2003.  A copy of the press release relating to such announcement, dated May 20, 2003, is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2003	WIND RIVER SYSTEMS, INC.

	By:	/S/ MICHAEL ZELLNER
Michael Zellner
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Number

Description

99.1	Text of Press Release issued by Wind River Systems, Inc., dated May 20, 2003